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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference of our reports dated October 8, 1999, included or incorporated by reference in National Service Industries, Inc. Form 10-K for the year ended August 31, 1999, into the company's previously filed Registration Statement File Nos. 33-35609, 33-36980, 333-48835, 33-51339, 33-51341, 33-51343, 33-51345,
33-51351, 33-51355, 33-51357, 333-59627, 33-60715, 333-73133, and 333-73135.


                                                         /s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
November 17, 1999